UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported: May 6, 2008)
INNOPHOS HOLDINGS, INC.
(exact name of registrant as specified on their charter)

Delaware	001-33124	20-1380758
(state or other jurisdiction	(Commission File number)	(IRS Employer
of incorporation)		Identification No.)
259 Prospect Plains Road
Cranbury, New Jersey 08512
(Address of Principal Executive Office, including Zip Code)
(609) 495-2495
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)

Item 8.01 Other Items.

On May 6, 2008, the registrant hosted a live telephone conference call to discuss first quarter 2008 results. The transcript of the conference call is filed with this report as Exhibit 99 and is incorporated by reference in response to this item.

On May 8, 2008, the registrant's Chief Executive Officer, Randolph Gress, is scheduled to address the BASics/Industrials Conference, sponsored by Bank of America, in New York City at 4:20 p.m. (Eastern Time). Mr. Gress's presentation on behalf of the registrant for that conference is filed with this report as Exhibit 99.1 and is incorporated by reference in response to this item.

Item 9.01 Financial Statements and Exhibits

(b) Exhibits

Exhibit No.	Description
99	Script of 2008 First Quarter Results Conference Call held on May 6, 2008
99.1	Presentation of Randolph Gress for BASics/Industrials Conference to be held May 8, 2008

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INNOPHOS HOLDINGS, INC.

Dated: May 7, 2008	By:	/s/ Richard Heyse
	Name:	Richard Heyse
	Title:	Vice President and Chief Financial Officer

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